SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported): December 5, 2006

UPFC Auto Financing Corporation

(Exact name of registrant as specified in charter)

Texas	333-137374	20-5528859
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

421 W. Harwood Road, Suite 110 Hurst, Texas	76054
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (817) 282-9451

This filing relates to Registration Statement No. 333-137374

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (I7 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
INDEX TO EXHIBITS

Exhibit 23.1 Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation.

ITEM 8.01. OTHER EVENTS

The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005, prepared in accordance with U.S. generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 13, 2006; File No. 1-10777); the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of September 30, 2006 and for the three- and nine-month periods ending September 30, 2006 and September 30, 2005 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 2006 (which was filed with the Commission on November 8, 2006); the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2006 and for the three- and six-month periods ending June 30, 2006 and June 30, 2005 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2006 (which was filed with the Commission on August 9, 2006); the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2006 and for the three-month periods ended March 31, 2006 and March 31, 2005 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2006 (which was filed with the Commission on May 10, 2006); and the Current Reports on Form 8-K filed with the Commission on April 26, 2006, July 26, 2006, July 26, 2006 (dated July 25, 2006) and October 25, 2006 as they relate to Ambac Assurance Corporation are hereby incorporated by reference in (i) the Registration Statement and (ii) the prospectus supplement and shall be deemed to be a part hereof.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

The exhibits listed on the Exhibit Index on page 5 of this Form 8-K are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPFC Auto Financing Corporation

Date: December 4, 2006

/s/ ARASH A. KHAZEI

Arash A. Khazei
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description	Page
23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation.	—